UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2010

Nebraska Book Company, Inc.
 (Exact name of registrant as specified in its charter)

Kansas	333-48221	47-0549819
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 South 19th Street Lincoln, NE	68501-0529
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 421-7300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2010, the board of directors and stockholders of NBC Holdings Corp. (“Holdings”), parent of NBC Acquisition Corp. (“Parent”), which is the parent of Nebraska Book Company, Inc. (the “Company”), approved an amendment to the NBC Holdings Corp. 2004 Stock Option Plan (the “Plan”), as amended, to increase the number of shares available for award under the Plan pursuant to stock options by 15,000 shares, from 85,306 shares to a total of 100,306 shares. Awards under the Plan may be granted to employees, officers and employee directors of the Company. As previously disclosed, Holdings and Parent are party to a Mirror Option Agreement, dated as of September 30, 2005, whereby, upon grants of options under the Plan exercisable for Holdings common stock, Parent will grant to Holdings on that same date an option for the same number of shares and with the same exercise price, with such options exercisable only upon the exercise of the related Holdings option, for the same number of shares as the related exercised Holdings option, for the same consideration paid upon the exercise of the related Holdings option, terminated without exercise upon the termination of the related Holdings option without exercise, and otherwise on the same terms as the related Holdings option. The description of the amendment is qualified by reference to the Second Amendment to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and the description of the Mirror Option Agreement is qualified by reference to the agreement, a copy of which was previously filed as Exhibit 99.1 to the Company’s Quarterly Report on Form 10-Q filed on November 14, 2005.

Section 8 — Other Events

Item 8.01. Other Events.

The information provided in Item 5.02 of this Form 8-K is hereby incorporated into this Item 8.01.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1*	Second Amendment, dated January 14, 2010, to the NBC Holdings Corp. 2004 Stock Option Plan.

* — Management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEBRASKA BOOK COMPANY, INC.

Date: January 19, 2010	/s/ Alan G. Siemek
Alan G. Siemek
Chief Financial Officer, Senior Vice President of Finance and Administration, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1*	Second Amendment, dated January 14, 2010, to the NBC Holdings Corp. 2004 Stock Option Plan.

* — Management contract or compensatory plan.